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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 3, 2008




                           THINKENGINE NETWORKS, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-03035                   20-8058881
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(State or other jurisdiction         (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)


              100 NICKERSON ROAD, MARLBOROUGH, MASSACHUSETTS 01752
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          (Address of principal executive offices, including zip code)


                                 (508) 624-7600
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              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.03.   CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
             OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Effective June 3, 2008, ThinkEngine Networks, Inc. (the "Company") entered into a Payment Modification Agreement (the "Modification Agreement") with VenCore Solutions LLC (the "Lender"). Pursuant to the Modification Agreement, payments under the Company's loan from the Lender have been restructured. In lieu of monthly payments of $58,832.00 due from the Company to the Lender pursuant to the existing Loan and Security Agreement, the Company will pay: (i) eight consecutive monthly payments of principal and interest in the amount of $40,000.00 commencing on June 10, 2008 and ending on January 10, 2009, (ii) seven consecutive monthly payments of principal and interest in the amount of $58,832.00 commencing on February 10, 2009 and ending on August 10, 2009, (iii) six monthly payments of principal and interest of $87,690.12 commencing September 10, 2009 and ending on February 10, 2010, and (iv) the final payment of $150,000.00 remains due as scheduled on February 10, 2010. The Lender also agreed to release the negative pledge with respect to certain specified intellectual property of the Company.

The foregoing description of the Modification Agreement does not purport to be complete and is qualified in its entirety by reference to the Modification Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.




ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS - The following exhibit is filed as part of this report:

10.1 Payment Modification Agreement dated as of June 3, 2008 between ThinkEngine Networks, Inc. and VenCore Solutions LLC






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         THINKENGINE NETWORKS, INC.



Date:    June 5, 2008                    By: /s/ John E. Steinkrauss
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                                             John E. Steinkrauss
                                             Vice President and
                                             Chief Financial Officer


















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